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              Brown-Flournoy Equity Income Fund Limited Partnership
                 (Name of Registrant as Specified In Charter)

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              BROWN-FLOURNOY EQUITY INCOME FUND LIMITED PARTNERSHIP
                             225 East Redwood Street
                            Baltimore, Maryland 21202
                                 (410) 727-4083

                                October 29, 1997

Dear Limited Partners:

         This letter will serve to clarify certain information contained in the Consent Solicitation Statement that was mailed to you on October 27, 1997:

Cash Proceeds from the proposed sale:                         $385+ /- per unit

Return of capital to date:                                    $640
Total cash distributions from operations to date:             $347

Total cash distributions to date:                             $987

After the distribution of sale proceeds, each Limited Partner will have received $1,372 per $1,000 unit.

Reasons for sale:
1.)  Strong Pricing - Cap rate of 8.4
2.)      Increased  competition - Recently built  properties High Ridge (Athens,
         Ga) - Rents have been reduced 5-6% Southland Station (Warner Robins, Ga.) - Rents have been reduced 4-5%
3.) Age - Properties will need capital improvements in coming years

The General Partners of the Partnership recommend the sale.

Consent forms must be received by Nov. 14, 1997 @ 5:00pm EST.

                                       Sincerely,

                                       Brown-Flournoy Equity Income Fund
                                           Limited Partnership

                                       By: Brown Equity Income Properties, Inc.
                                           Administrative General Partner


                                       By:    /s/  John M. Prugh
                                           John M. Prugh
                                           President


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